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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                   FORM 8-K/A

                                (Amendment No.1)

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                                 April 28, 2007
                Date of report (Date of earliest event reported)


                             GLOBAL PHARMATECH, INC.
               (Exact Name of Registrant as Specified in Charter)

                                    Delaware
                 (State or Other Jurisdiction of Incorporation)


       33-0976805                                         33-0976805
(Commission File Number)                       (IRS Employer Identification No.)


                              89 Ravine Edge Drive
                             Richmond Hill, Ontario
                                 Canada L4E 4J6
              (Address of Principal Executive Offices and Zip Code)


                                  905-787-8225
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17
    CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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This Current Report on Form 8-K/A amends the Form 8-K disclosing an event under
Item 5.02 that was filed by Global Pharmatech, Inc (the "Company") on May 1, 2007 (the "Original Form 8-K"). The purpose of this amendment is to make a correction to the disclosure in the Original Form 8-K. In the Original Form 8-K, the Company reported that the salary payable by the Company to Mr Zongsheng Zhang ("Mr Zhang") under his Chief Financial Officer Service Contract (the "Agreement") was $10,000 per month. The salary payable to Mr Zhang is actually denominated in Renmimbi Yuan, the currency of the People's Republic of China ("RMB") and the monthly salary payable to Mr Zhang pursuant to the Agreement is RMB10,000. As of May 4, 2007 the applicable exchange rate was $1.00 =RMB7.7055.


ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
           APPOINTMENT OF PRINCIPAL OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

     On April 28, 2007, the Company entered into a Chief Financial Officer Service Contract with Zongsheng Zhang pursuant to which Mr. Zhang agreed to act as the Company's Chief Financial Officer. Mr. Zhang's salary under the Agreement is RMB10,000 per month.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    GLOBAL PHARMATECH, INC.


Date: May 7, 2007                   By: /s/ Lianqin Qu
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                                    Name:  Lianqin Qu
                                    Title: President and Chief Executive Officer


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